                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[X] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[_] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                           RALLY'S HAMBURGERS, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    -------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    -------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    -------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    -------------------------------------------------------------------------

    (5) Total fee paid:

    -------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                                                            PRELIMINARY COPY


                                [RALLY'S LOGO]



                       10002 Shelbyville Road, Suite 150
                          Louisville, Kentucky  40223
                                (502) 495-8900

          __________________________________________________________


                         CONSENT SOLICITATION STATEMENT

                              9 7/8% SENIOR NOTES
                               DUE JUNE 15, 2000

          __________________________________________________________

          THIS CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ______, 1996, UNLESS EXTENDED

          This Consent Solicitation Statement is being furnished by Rally's Hamburgers, Inc., a Delaware corporation (the "Company" or "Rally's") to, and the accompanying consent form (the "Consent Form") is to be used by, persons who are record owners as of August 16, 1996 (the "Record Date") of the Company's 9 7/8% Senior Notes due June 15, 2000 (the "Senior Notes") (collectively, the "Registered Holders"). Rally's is soliciting the consent of the Registered Holders, pursuant to this Consent Solicitation Statement (the "Consent Solicitation"), to an amendment (the "Proposed Amendment") to the Indenture, dated as of March 1, 1993, pursuant to which the Senior Notes were issued (the "Indenture") among Rally's, as issuer, the following Company subsidiaries:
Rally's of Ohio, Inc. ("Ohio"); Restaurant Acquisition Corp. ("Acquisition"); and Self Service Drive-Thru, Inc. ("Self Service" and collectively with Ohio and Acquisition, the "Subsidiaries"), as Guarantors, and PNC Bank, Kentucky, Inc., as trustee (the "Trustee"). Capitalized terms used in this Consent Solicitation and not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

          As discussed in more detail below in the section entitled "The Proposed Amendment," the Indenture currently provides that if any person (other than GIANT GROUP, LTD.

("GIANT") becomes the beneficial owner of 35% or more of the Company's voting securities, a "Change of Control" is deemed to have occurred. Upon the effectiveness of the Proposed Amendment, the beneficial ownership of 35% or more of the voting stock of Rally's by GIANT, Fidelity National Financial, Inc. ("Fidelity"), CKE Restaurants, Inc. ("CKE") and/or any of their affiliates will not constitute a Change of Control for purposes of Section 4.14 of the Indenture ("Section 4.14"). The Consent Solicitation is made by Rally's at the request of Fidelity and CKE, who have agreed to bear one-half of the cost of the Consent Solicitation. Although Fidelity and CKE have requested the Proposed Amendment, Rally's believes that the Proposed Amendment is appropriate, in light of the potential synergies in Rally's relationship with Fidelity and CKE and Rally's future capital needs.

          The Proposed Amendment requires the consent of Registered Holders of at least a majority in aggregate principal of the outstanding Senior Notes, not including Senior Notes held by GIANT, Rally's largest stockholder. There is currently outstanding $___________ principal amount of Senior Notes, exclusive of $_______ principal amount held by GIANT, and the consent of Registered Holders of an aggregate of $________ principal amount of Senior Notes will be required to approve the Proposed Amendment (the "Requisite Consent"). The Proposed Amendment will be set forth in a supplemental indenture (the "Supplemental Indenture") to be executed by Rally's, the Subsidiaries and the Trustee if the Requisite Consent is obtained.

          THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT AND RECOMMENDS THAT THE HOLDERS OF THE SENIOR NOTES CONSENT TO ITS ADOPTION.

          SINCE FAILURE TO CONSENT TO THE PROPOSED AMENDMENT WOULD HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSED AMENDMENT, YOU ARE URGED TO RETURN THE CONSENT FORM PROMPTLY.

          Registered Holders are requested to read and carefully consider the information contained herein and to give their consent to the Proposed Amendment by executing the accompanying Consent Form and delivering it to Morrow & Co., Inc. (the "Information Agent") at 909 Third Avenue, New York, New York 10022-4799, by hand, overnight courier, mail or other means of delivery that will ensure receipt no later than 5:00 p.m., New York City time, on ________, 1996, unless extended as herein provided (the "Expiration Time"). Any beneficial owner whose Senior Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee or whose Senior Notes are otherwise registered in other than the beneficial owner's name and who wishes to consent to the Proposed Amendment should contact such nominee or record owner promptly and instruct such person, as the Registered Holder of the Senior Notes, to execute and deliver the Consent Form to the Information Agent on such beneficial owner's behalf.

          REGARDLESS OF WHETHER THE PROPOSED AMENDMENT BECOMES EFFECTIVE, THE SENIOR NOTES WILL CONTINUE TO BE OUTSTANDING IN ACCORDANCE WITH ALL OTHER TERMS OF THE SENIOR NOTES AND THE

INDENTURE. THE CHANGES SOUGHT TO BE EFFECTED BY THE PROPOSED AMENDMENT WILL NOT ALTER THE COMPANY'S OBLIGATION TO PAY THE PRINCIPAL OF AND INTEREST ON THE SENIOR NOTES OR ALTER THE INTEREST RATE, REDEMPTION TERMS OR MATURITY DATE THEREOF.

          The statements contained in this Consent Solicitation are made as of the date hereof, and the delivery of this Consent Solicitation and the accompanying materials will not, under any circumstances, create any implication that the information contained herein is correct at any time subsequent to the date hereof.

          No person has been authorized to furnish any information or make any representation in connection with this Consent Solicitation other than as contained herein. If furnished or made, any such information or representation must not be relied upon as having been authorized by the Company.


                             THE PROPOSED AMENDMENT

          Set forth below is a description of the Proposed Amendment, which is qualified in its entirety by reference to the relevant portions of the Indenture, as currently in effect, copies of which may be obtained upon written or telephonic request to the Information Agent at the address set forth on the last page of this Consent Solicitation.

BACKGROUND AND PURPOSE

          Upon implementation of the Proposed Amendment, the beneficial ownership restrictions contained in Section 4.14 (i) of the Indenture will not apply to GIANT, Fidelity, CKE and/or their affiliates.

          Section 4.14(i) of the Indenture includes in the definition of a Change of Control an event or series of events by which anyone, other than GIANT, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 35% or more of the combined voting power of the then outstanding voting stock of the Company. Upon a Change of Control under Section 4.14(i), Rally's is required to make an offer to purchase all of the outstanding Senior Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest thereon. Thus, the Proposed Amendment, if approved, will allow Fidelity, CKE and/or their affiliates to be the beneficial owners of an aggregate of 35% or more of the voting stock of Rally's without Rally's having to make an offer to purchase the Senior Notes.

          In addition, pursuant to an agreement among GIANT, Fidelity and CKE, the consent of Rally's Board of Directors is required for Fidelity and/or CKE to increase their ownership of Rally's common stock, $.10 par value per share (the "Common Stock"), to above an aggregate of 35% of the outstanding Common Stock, and adoption of the Proposed Amendment will not alter that requirement. However, adoption of the Proposed Amendment is intended to allow Fidelity and CKE greater flexibility in acquiring Rally's Common Stock, should they desire to do so, subject to the approval of Rally's Board of Directors. Rally's Board of Directors believes that the Proposed Amendment is in the best interests of Rally's, its stockholders and the holders of Senior Notes because it will give the Company additional flexibility in raising capital, which management believes would strengthen the financial position of the Company.

          Fidelity, through its subsidiaries, is one of the largest national underwriters engaged in the business of issuing title insurance policies and performing other title related services in connection with real estate transactions. CKE, through a subsidiary, owns and operates and franchises the Carl's Jr. fast food restaurant chain. As of ____________, 1996, there were a total of _____ Carl's Jr. restaurants in operation, of which _______ were operated by CKE, ____ were operated by franchisees and ____ were operated by international licensees. In addition, CKE, through a subsidiary, holds a minority interest in the company which, as of ____________, 1996, operated ______ Boston Market franchises primarily in Southern California. In July 1996, CKE acquired Summit Family Restaurants, Inc., which has operations in nine western states, including 77 company-operated and 24 franchised JB's Restaurants, 16 Hometown Buffets and six Galaxy Diners.

          Fidelity currently owns 767,807 shares (4.90% of the outstanding) of Rally's Common Stock and has an option to acquire 1,175,214 shares of the Company's Common Stock from GIANT, as described below. CKE currently owns 2,350,432 shares (14.99% of the outstanding) of Rally's Common Stock and has an option to acquire 1,175,214 shares of the Company's Common Stock from GIANT, as described below. Fidelity and CKE are each expected to acquire additional shares of Common Stock and Common Stock Purchase Warrants (the "Warrants") pursuant to the Company's pending Rights Offering to its stockholders which is described below.

          William P. Foley, II is the Chairman of the Board and Chief Executive Officer of Fidelity and CKE, and he owns 21.4% of the outstanding shares of common stock of Fidelity. A limited partnership whose general partner is controlled by Mr. Foley owns 20.0% of the outstanding common stock of CKE. A corporation controlled by Mr. Foley owns 1.4% of the outstanding common stock of CKE, and Fidelity owns 2.7% of the outstanding common stock of CKE. Mr. Foley may be deemed to be a controlling person of CKE and Fidelity. Mr. Foley disclaims beneficial ownership of the shares of the Company's Common Stock owned by Fidelity and CKE. Mr. Foley and C. Thomas Thompson, President and Chief Operating Officer of CKE, are directors of the Company. Mr. Foley and Mr. Thompson have each been granted options to purchase 222,500 shares of Rally's Common Stock. Neither Mr. Foley nor Mr. Thompson holds any shares of Rally's Common Stock.

          On April 26, 1996, GIANT, Fidelity and CKE and certain other persons settled certain litigation pursuant to a Settlement Agreement and Release (the "Settlement Agreement"). Pursuant to the Settlement Agreement, GIANT, Fidelity and CKE entered into a Purchase and Standstill Agreement (the "Purchase Agreement"), pursuant to which GIANT purchased from

Fidelity 705,489 shares of the common stock of GIANT for a purchase price of $8.625 per share, and Fidelity and CKE purchased from GIANT 767,807 shares and 2,350,432 shares, respectively, of Rally's Common Stock for $1.75 per share. Pursuant to the Purchase Agreement, Fidelity and CKE were granted options to purchase a total of an additional 2,350,428 shares of Rally's Common Stock from GIANT. One-half of such options have an exercise price of $3.00 per share and expire on April 26, 1997, and one-half of such options have an exercise price of $4.00 per share and expire on April 26, 1998.

          The Purchase Agreement provides that if GIANT or its affiliates purchase additional shares of Rally's Common Stock, Fidelity and CKE will have the right to purchase shares of Rally's Common Stock from GIANT such that the proportional ownership of Common Stock among GIANT, Fidelity and CKE will be the same as immediately prior to such purchases (without giving effect to the options acquired pursuant to the Purchase Agreement). In addition, GIANT, on the one hand, and Fidelity and CKE on the other hand, have agreed to provide each other with rights of first refusal in the event that either proposes to dispose of Rally's Common Stock. The parties have also agreed that if GIANT, on the one hand, and Fidelity and CKE, on the other hand, each own at least 34.0% of the outstanding Common Stock, then at each election of the Company's directors, GIANT may nominate up to one-half of the number of directors to be elected and Fidelity and CKE may nominate up to one-half of the number of directors to be elected, and the parties will vote all their shares in favor of the other parties' nominees. If one, but not both of GIANT, on the one hand, and Fidelity and CKE, on the other hand, own at lest 34.0% of the outstanding Rally's Common Stock (without giving effect to the shares which may be purchased upon exercise of the options granted pursuant to the Purchase Agreement to the extent such options have not been exercised), at each election of directors the party owning at least 34.0% of the outstanding Rally's Common Stock may nominate up to one-half of the number of directors to be elected and the other will vote all of such party's shares of Common Stock in favor of such nominees. GIANT, Fidelity and CKE currently are the record owners of 27.50%, 4.90% and 14.99%, respectively, of the outstanding Common Stock. The foregoing provisions regarding the voting of shares of Common Stock will expire on April 26, 2006.

          Fidelity and CKE have also agreed that they will not, as long as the Senior Notes are outstanding, beneficially own in the aggregate 35% or more of the outstanding Common Stock without gaining the consent of the Company's Board of Directors and a waiver from the holders of the Senior Notes of Section 4.14. GIANT has agreed that it will not beneficially own 35% or more of the outstanding Common Stock without the consent of Fidelity and CKE.

          The Company has developed a strategic partnership with CKE by entering into an Operating Agreement with CKE, pursuant to which 28 Company-owned stores in California and Arizona are operated by CKE. Under the terms of the operating agreement, CKE is responsible for the conversion costs associated with transforming any restaurants it elects to be operated as Carl's Jr., as well as the operating expenses for all of the 28 restaurants. In the event of a sale by the Company of any of the 28 CKE operated restaurants, the Company and CKE will share in the sales proceeds based upon the relative value of their respective capital investments in such restaurant.

          The Company commenced a rights offering (the "Rights Offering") on July 31, 1996. Pursuant to the Rights Offering, each record holder of the Common Stock received a transferable subscription right (a "Right") for each share of Common Stock held of record on July 31, 1996. Each holder of Rights can acquire, for each 4.5 Rights held and payment of $3.00, a unit ("Unit") consisting of one share of Common Stock and a Warrant to purchase an additional share of Common Stock (the "Basic Subscription Privilege"). In addition, a holder of Rights who fully subscribes for Units pursuant to the Basic Subscription Privilege may subscribe for additional Units, subject to proration. The Rights Offering is scheduled to expire on August 30, 1996, subject to extension. GIANT, Fidelity and CKE have each committed to exercise, or cause to be exercised, their Basic Subscription Privilege. The percentage ownership of Common Stock of Fidelity and/or CKE will increase if all Basic Subscription Privileges held by others are not exercised in full and the Units covered thereby are not acquired by others pursuant to oversubscriptions. If Fidelity and/or CKE acquire a greater percentage of the outstanding Common Stock, they could be precluded from acquiring any further shares of Common Stock as a result of Section 4.14 of the Indenture and the provisions of the Purchase Agreement. The Rights Offering is being made by means of a Prospectus dated July 31, 1996, which is incorporated herein by reference.

          Fidelity and CKE have requested that the Company seek the consent of the Registered Holders to the adoption of the Proposed Amendment. The Company believes that allowing Fidelity and CKE to have a larger equity stake in the Company will enhance the likelihood of future strategic relationships between the Company and CKE. The Company also believes that a larger equity investment should provide greater incentives to Fidelity and CKE to work with the Company to improve its results of operations and financial condition. No assurance can be given, however, that if the Proposed Amendment is adopted, Fidelity or CKE will acquire additional equity in the Company or that the Company will enter into other strategic partnerships with Fidelity or CKE.

          If the Proposed Amendment is approved and the Supplemental Indenture is executed and delivered, Section 4.14 of the Indenture, as amended, will read as set forth in Appendix A hereto.

                               CONSENT PROCEDURES


REQUIRED APPROVAL

          Pursuant to Section 9.02 of the Indenture, consents of the Registered Holders of a majority in aggregate principal amount of the outstanding Senior Notes (other than GIANT) are required to approve the Proposed Amendment. If, at or prior to the Expiration Time, the Requisite Consent is received by the Information Agent (and not revoked), the Company and the Trustee will proceed promptly to enter into the Supplemental Indenture, thereby giving effect to the Proposed Amendment.

          As of August 16, 1996, the Record Date for this Consent Solicitation, the principal amount of Senior Notes outstanding was $_____________, exclusive of $_________ principal amount held by GIANT. Registered Holders of at least $_________ principal amount of the Senior Notes is required for the Proposed Amendment to be adopted.

          Rally's is soliciting consents only from Registered Holders. The term "Registered Holder" means a person (other than the Company or any affiliate of the Company, including GIANT) in whose name the Senior Notes were registered on the Record Date in the register maintained by the Trustee in its capacity as Registrar under the Indenture.

          With respect to Senior Notes registered in the name of CEDE & Co., which is the nominee of The Depository Trust Company ("DTC"), "DTC Participants" (i.e. brokers, banks and other financial institutions that participate in DTC), rather than DTC, must execute the Consent Form. Participants in The Midwest Depository Trust Company and Philadelphia Depository Trust Company should inquire of those institutions regarding the procedure for executing Consent Forms for Senior Notes registered in the name of their respective nominees.


HOW TO CONSENT

          Registered Holders desiring to consent to the Proposed Amendment should sign and date the accompanying Consent Form and deliver it to the Information Agent in accordance with the instructions contained therein by hand, overnight courier, mail or other means of delivery that will ensure receipt by the Information Agent no later than 5:00 P.M., New York City time, on _________________, 1996, subject to extension as herein provided. DO NOT SEND CERTIFICATES REPRESENTING SENIOR NOTES. SINCE FAILURE TO CONSENT TO THE PROPOSED AMENDMENT WOULD HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSED AMENDMENT, YOU ARE URGED TO RETURN THE CONSENT FORM PROMPTLY.

REVOCATION OF CONSENTS

          Consents may be revoked at any time prior to receipt by the Trustee of the Company's certification that Consents properly executed and completed (and not revoked) have been received from the Requisite Holders by delivering to the Information Agent prior to such time a written notice of revocation signed by the Registered Holder of the Senior Notes. The notice of revocation must indicate the certificate number or numbers of the Senior Notes to which such revocation relates (or information sufficient to enable the Company to identify such Senior Notes) as well as the aggregate principal amount represented by such Senior Notes. No Consent may be revoked after receipt by the Trustee of the aforesaid Company certification.

          A Consent will be binding on the holder of the Senior Notes who gives the Consent, on any holder of the Senior Notes issued upon registration of transfer of the Senior Notes with respect to which such Consent is given, or in exchange therefor, and on any other transferee or transferees of such Senior Notes, subject only to revocation in writing as aforesaid. If a Consent is not revoked, it will be counted along with all other validly delivered Consents in determining whether the Requisite Consent has been obtained.


EXPIRATION, EXTENSION, MODIFICATION AND TERMINATION

          This Consent Solicitation will expire at 5:00 P.M., New York City time on _________________ 1996, unless extended by Rally's in its sole discretion. Rally's expressly reserves the absolute right to extend or modify this Consent Solicitation, at any time and from time to time, in its sole discretion, by giving oral or written notice to the Information Agent on the business day next following any previously scheduled Expiration Time.

                               INFORMATION AGENT

          Morrow & Co., Inc. has been retained to act as Information Agent with respect to this Consent Solicitation. The Company has agreed to pay reasonable and customary fees and to reimburse the Information Agent for its reasonable out-of-pocket expenses in connection with such services. The Company has also agreed to indemnify the Information Agent and its affiliates against certain liabilities and expenses, including liabilities under the federal securities laws, arising from its services as Information Agent. Fidelity and CKE have agreed to reimburse the Company for one-half of the expenses of this Consent Solicitation.


          Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Registered Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation. Requests for additional copies of this Consent Solicitation and the Consent Form and other related documents should be directed to the Information Agent. ALL EXECUTED CONSENT FORMS SHOULD BE SENT TO THE INFORMATION AGENT AT MORROW & CO., INC., 909 THIRD AVENUE, NEW YORK, NEW YORK 10022-4799 (800) 662-5200.


                                 MISCELLANEOUS

          Consents are being solicited by and on behalf of the Company at the request of Fidelity and CKE. One-half of the costs of the Consent Solicitation borne by the Company will be reimbursed by Fidelity and CKE. In addition to solicitation by use of the mails, consents may be solicited by officers and employees of the Company in person or by telephone, facsimile transmission or other means of communication. Such officers and employees of the Company will not be additionally compensated, but will be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokers and dealers, custodians, nominees and fiduciaries to assist the Company in the solicitation of consents, including forwarding of Consent Solicitation materials to beneficial owners of the Senior Notes held of record by such persons, and Rally's will reimburse such brokers, dealers, custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith but will not otherwise compensate such persons.

                      DOCUMENTS INCORPORATED BY REFERENCE

          This Consent Solicitation incorporates by reference Rally's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, which includes audited consolidated financial statements for the years 1993, 1994 and 1995, and Rally's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1996 and June 30, 1996. Registered Holders are urged to read and carefully consider the information contained in the aforesaid Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.

          THE COMPANY WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 AND QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERLY PERIODS ENDED MARCH 31, 1996 AND JUNE 30, 1996, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES INCLUDED THEREIN. REQUESTS SHOULD BE DIRECTED TO RALLY'S HAMBURGERS, INC., 10002 SHELBYVILLE ROAD, SUITE 150, LOUISVILLE, KENTUCKY 40223, ATTENTION: INVESTOR RELATIONS.

                          ___________________________

          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION IN CONNECTION WITH THIS CONSENT SOLICITATION OTHER THAN AS CONTAINED HEREIN OR IN THE CONSENT FORM. IF GIVEN OR MADE, ANY SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY RALLY'S.

                          ____________________________


                               INFORMATION AGENT

                               Morrow & Co., Inc.
                                909 Third Avenue
                         New York, New York 10022-4799
                  Telephone: (800) 566-9061 or (800) 662-5200

                                   APPENDIX A


          Set forth below is the text of Section 4.14 of the Indenture, dated as of March 1, 1993, among Rally's Hamburgers, Inc., as issuer, Rally's of Ohio, Inc., Restaurant Acquisition Corp. and Self Service Drive-Thru, Inc., as guarantors, and PNC Bank, Kentucky, Inc., as trustee, as proposed to be amended. The new language is show in italics.

"Section 4.14.  Charge of Control."
 ------------   -----------------

          If, at any time, (i) an event or series of events occurs by which any Person or Group of Persons (other than GIANT GROUP LTD., Fidelity National
                                                       -------------------
Financial, Inc., CKE Restaurants, Inc. or any of their respective affiliates)
- ----------------------------------------------------------------------------
shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, merger, consolidation or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of the combined voting power of the then outstanding Voting Stock of the Company, (ii) the Company is merged with or into another corporation with the effect that immediately after such transaction the stockholders of the Company hold less than a majority of the combined voting power of the then outstanding Voting Stock of the Person surviving such transaction, (iii) the direct or indirect sale, lease, exchange or other transfer to any Person or Group of Persons of all or substantially all of the assets of the Company, (iv) the liquidation or dissolution of the Company or (v) any Person (other than Burt Sugarman and his Affiliates) shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, merger, consolidation or otherwise, have become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of the combined voting power of the then outstanding Voting Stock of GIANT GROUP LTD. if at such time GIANT GROUP LTD. is the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 25% or more of the combined voting power of the then outstanding Voting Stock of the Company (each a "Change of Control") and the time of such Change of Control being referred to as the "Change of Control Date"), then the Company shall notify the Holders in writing of such occurrence and shall make an offer to purchase (as the same may be extended in accordance with applicable law, the "Change of Control Offer") on a Business Day (the "Change of Control Payment Date") not later than 60 days following each Change of Control Date, all then outstanding Securities at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest thereon to the Change of Control Payment Date, if any. The Change of Control Offer shall be mailed by the Company not less than 30 days nor more than 45 days before any Change of Control Date to Holders of Securities at their last registered address with a copy to the Trustee and the Paying Agent and shall set forth (a) notice that a Change of Control has occurred and that each Holder of Securities then outstanding has the right to require the Company to purchase, for cash, such Holder's Securities at 101% of the principal amount thereof plus accrued and unpaid interest thereon to the Change of Control Payment Date, (b) the Change of Control Payment Date, (c) a description of the Change of Control and (d) a description of the procedures to be followed by such Holder in order to have its Securities purchased. The Change of Control Offer shall remain open for not less than 30 days, nor more than 45 days, and until the close of business on any such Change of Control Payment Date. If the Change of Control Payment Date is on or after an interest payment record date and on or before the related Interest Payment Date, any accrued interest will be paid to the person in whose name a Security is registered at the close of business on such record date, and no additional interest will be payable to Holders who tender a Security pursuant to the Change of Control Offer.

          The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, to the extent such laws and regulations are applicable, in the event that a Change of Control occurs and the Company is required to offer to purchase Securities pursuant to this Section 4.14.

          On the Change of Control Payment Date, the Company shall (x) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (y) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered and (z) deliver to the Trustee for cancellation Securities so accepted together with an Officers' Certificate identifying the Securities or portions thereof tendered to the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price and the Trustee shall promptly authenticate and mail to such Holders a new Security of the same series equal in principal amount to any unpurchased portion of the Security surrendered."

                                                                PRELIMINARY COPY


                                 CONSENT FORM

                           RALLY'S HAMBURGERS, INC.

         THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned acknowledges receipt of the Consent Solicitation Statement.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.

     Please mark your vote as indicated in this example: [X]

                                                      FOR     WITHHELD   ABSTAIN

                                                      [_]        [_]       [_]

1.   Approve an amendment to
     Section 4.14 of the Indenture,
     dated as of March 1, 1993,
     in connection with the
     9 7/8% Senior Notes due 2000
     of Rally's Hamburgers, Inc.

SIGNATURE  _________________________         SIGNATURE ________________________

Date: _______________________                Date: _______________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.